HELIX
ENERGY SOLUTIONS

Second Quarter 2018 Conference Call

July 24, 2018



Navigating the present, focusing on the future

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

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Presentation Outline

HELIX ENERGY SOLUTIONS



ROV Operations on Grand Canyon II

Executive Summary

HELIX
ENERGY SOLUTIONS


SEA-CARGO
WELL ENHANCER
Navigating the present, focusing on the future

Executive Summary

HELIX ENERGY SOLUTIONS

($ in millions, except per share data)	As of and for the Three Months Ended			As of and for the Six Months Ended	
	6/30/2018	6/30/2017	3/31/2018	6/30/2018	6/30/2017
Revenues	$ 205	$ 150	$ 164	$ 369	$ 255
Gross profit	$ 43	$ 18	$ 13	$ 56	$ 17
	21%	12%	8%	15%	7%
Net income (loss)	$ 18	$ (6)	$ (3)	$ 15	$ (23)
Diluted earnings (loss) per share	$ 0.12	$ (0.04)	$ (0.02)	$ 0.10	$ (0.16)
Adjusted EBITDA[1]					
Business segments	$ 64	$ 37	$ 33	$ 97	$ 57
Corporate, eliminations and other	(12)	(7)	(5)	(17)	(13)
Adjusted EBITDA	$ 52	$ 30	$ 28	$ 80	$ 44
Cash and cash equivalents	$ 288	$ 390	$ 274	$ 288	$ 390
Cash flows from operating activities	$ 47	$ (13)	$ 41	$ 88	$ 15

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 24.

Executive Summary

HELIX ENERGY SOLUTIONS

Operations

- Net income (loss) of $18 million, $0.12 per diluted share, in Q2 2018 compared to $(3) million, $(0.02) per diluted share, in Q1 2018
- Q2 2018 Adjusted EBITDA[1] of $52 million compared to $28 million in Q1 2018 and $30 million in Q2 2017
- Operating cash inflow (outflow) of $47 million in Q2 2018 compared to $41 million in Q1 2018 and $(13) million in Q2 2017
- Free Cash Flow[1] of $26 million in Q2 2018 compared to $20 million in Q1 2018 and $(50) million in Q2 2017
- Well Intervention – Q2 2018
  - Utilization of 88% across the well intervention vessels; 96% in Brazil, 74% in the GOM and 95% in the North Sea
  - 15K IRS utilization 86%; 10K IRS utilization 46%
- Robotics – Q2 2018
  - Robotics chartered vessels utilization 70%, which includes 54 spot vessel days
  - ROVs, trenchers and ROVDrills utilization 38%, including 146 trenching days
- Production Facilities – Operated at full rates

[1]Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 24.

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $435 million at 6/30/18
- Cash and cash equivalents totaled $288 million at 6/30/18
  - o $10 million of cash used for scheduled principal debt repayments in Q2 2018
  - o $21 million of cash used for capital expenditures in Q2 2018
- Long-term debt[2] of $459 million at 6/30/18 compared to $467 million at 3/31/18
- Net debt[3] of $171 million at 6/30/18 compared to $193 million at 3/31/18; see debt instrument profile on slide 16

[1]Liquidity is calculated as the sum of cash and cash equivalents ($288 million) plus available capacity under our revolving credit facility ($147 million)
[2]Net of unamortized discounts and issuance costs
[3]Net debt is calculated as total long-term debt less cash and cash equivalents

Operational Highlights

HELIX
ENERGY SOLUTIONS


Navigating the present, focusing on the future

Business Segment Results

	Three Months Ended					
	6/30/2018		6/30/2017		3/31/2018	
Revenues						
Well Intervention	$ 162		$ 113		$ 130	
Robotics	39		33		27	
Production Facilities	16		15		16	
Intercompany elimination	(12)		(11)		(9)	
Total	$ 205		$ 150		$ 164	
Gross profit (loss), %						
Well Intervention	$ 38	24%	$ 22	19%	$ 18	14%
Robotics	(1)	-4%	(10)	-29%	(12)	-44%
Production Facilities	7	43%	6	41%	7	46%
Elimination and other	(1)		-		-	
Total	$ 43	21%	$ 18	12%	$ 13	8%

Second Quarter 2018

- Well Intervention achieved 88% utilization across the vessel fleet
- Q4000 76% utilized; Q5000 71% utilized
- Well Enhancer 94% utilized; Seawell 97% utilized
- Siem Helix 1 92% utilized; Siem Helix 2 99% utilized
- Robotics achieved 70% utilization on chartered vessel fleet; 38% utilization of ROVs, trenchers and ROVDrills



Seawell

Well Intervention – GOM

Gulf of Mexico

- Q5000 – 71% utilized in Q2 2018 for BP; performed 15K IRS work; completed scheduled regulatory underwater inspection (approximately 14 days in Q2) and incurred unplanned downtime during quarter
- Q4000 – 76% utilized in Q2 2018; performed a three-well P&A program and a four-well production enhancement program; between projects and idle at quarter-end
- 10K IRS rental unit – 46% utilized in Q2 2018; completed P&A campaign in Mauritania; system currently idle
- 15K IRS rental unit – 86% utilized in Q2 2018; system working through end of Q2 2018 into Q3 2018



Q5000



Q4000

Well Intervention – North Sea

North Sea

- Well Enhancer – 94% utilized in Q2 2018; work performed for four customers, including two successful coil tubing intervention operations
- Seawell – 97% utilized in Q2 2018; operational for three customers in diving and intervention mode



Well Enhancer



Seawell

Well Intervention – Brazil

Brazil

- Siem Helix 1 – 92% utilized during Q2 2018, having performed successful abandonment through-tubing scopes on two wells; seven days downtime during scheduled shipyard maintenance completed in the quarter
- Siem Helix 2 – 99% utilized during Q2 2018, having performed successful workover and performance enhancement operations on five wells; vessel utilization improved each quarter since start of contract



Siem Helix 1



Siem Helix 2

Robotics

- 70% chartered vessel fleet utilization (including spot vessels) in Q2 2018; 38% utilization for ROVs, trenchers and ROVDrills
- Grand Canyon (North Sea) – 70 days of utilization during Q2 2018, including 62 days of trenching
- Grand Canyon II (GOM) – 39 days of utilization during Q2 2018, including 30 days on an ROV support project
- Grand Canyon III (North Sea) – 64 days of utilization during Q2 2018, including 54 days of trenching and 10 days of IRM spot work
- Spot Vessels – 54 days of spot vessel utilization during Q2 2018, using three different vessels in three regions
- Trenching – 146 days of trenching during Q2 2018



ROV



Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
88%
73%
90%
70%
56%
57%
38%
30%
42%
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers
Q2 2018
Q1 2018
Q2 2017

Well Intervention Vessels
- Q4000
- Seawell
- Well Enhancer
- Q5000
- Siem Helix 1[1,2]
- Siem Helix 2[1,3]

ROV and Trencher Support Vessels
- Grand Canyon[1]
- Grand Canyon II[1]
- Grand Canyon III[1,4]
- Deep Cygnus[1,5]
- Spot vessels[1]

ROVs and Trenchers
- 48 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1] Chartered vessel
[2] Vessel commenced service in April 2017
[3] Vessel commenced service in December 2017
[4] Vessel entered fleet in May 2017
[5] Charter terminated in February 2018

Key Financial Metrics


Huisman
SWL
50mt / 34m.
HELIX
HELIX

Debt Instrument Profile

Total funded debt[1] of $502 million at end of Q2 2018

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $36 million Term Loan – LIBOR + 4.25%
  - Amortization payments of $2.3 million in 2018, $4.7 million in 2019 and remaining balance of $29 million in 2020
- $73 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $143 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020



Debt Instrument Profile at 6/30/18
Principal Payment Schedule
($ in millions)
$200
$100
$0
$23
$47
$126
$7
$133
$166
2018
2019
2020
2021
2022
2023-2027
Term Loan
MARAD
CSN 2022
CSN 2023
Q5000 Loan

[1] Excludes unamortized debt discounts and debt issuance costs
[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile


($ in millions)
$1,200
$800
$400
$0
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$459
$171
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
06/30/2018
LT Debt
Net Debt¹
Liquidity ²

Liquidity of approximately $435 million at 6/30/18

[1]Net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents

[2]Liquidity is calculated as the sum of cash and cash equivalents ($288 million) plus available capacity under our revolving credit facility ($147 million)

2018 Outlook

HELIX ENERGY SOLUTIONS


Navigating the present, focusing on the future

2018 Outlook: Forecast

HELIX ENERGY SOLUTIONS

($ in millions)	2018 Outlook		2017 Actual
Revenues	~ 695-750	$	581
EBITDA[1]	~ 135-165		107
Capital Additions	~135		248
Revenue Split:			
Well Intervention	530-565	$	406
Robotics	140-160		153
Production Facilities	65		64
Elimination	(40)		(42)
Total	~ 695-750	$	581

Key forecast drivers:

- Siem Helix 1 & Siem Helix 2 both operational in Brazil
- Robotics segment improvements:
  - Reduction in chartered vessel fleet with return of Deep Cygnus in Q1 2018
  - Increased trenching work
  - Vessel and ROV utilization
- Q4000 utilization
- Continued strengthening of North Sea market

[1] Outlook for 2018 includes an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts.

2018 Outlook: Well Intervention

HELIX ENERGY SOLUTIONS

- Total backlog at June 30, 2018 was approx. $1.4 billion, including $1.0 billion for Well Intervention
- Gulf of Mexico
  - Q4000 – entered third quarter idle and between projects; commenced contract on July 19; identified spot market opportunities through remainder of 2018, with idle time expected between projects
  - Q5000 – Schedule revised and now contracted with BP through Q3, then available in spot market; BP elected to utilize 270 days in 2019
  - 10K IRS rental unit – available in spot market
  - 15K IRS rental unit – available in spot market though remainder of 2018
- North Sea
  - Seawell – committed work through October; prospects through November 2018
  - Well Enhancer – committed work into October; prospects into November 2018
- Brazil
  - Siem Helix 1 and 2 – working for Petrobras

2018 Outlook: Robotics

- Grand Canyon (North Sea) – contracted trenching projects for the remainder of 2018
- Grand Canyon II (GOM) – near full utilization, including a 90-day walk-to-work project, through mid-October
- Grand Canyon III (North Sea) – contracted trenching projects through Q3 2018; pursuing spot opportunities in Q4
- Spot vessels – we continue to use spot vessels to supplement our chartered fleet; currently working the Brandon Bordelon in the GOM and Olympic Triton in the North Sea

2018 Outlook: Capital Additions & Balance Sheet

2018 Capital Additions are currently forecasted at approximately $135 million, consisting of the following:

- Growth Capex - $115[1] million in growth capital, primarily for newbuilds:
  - $105 million for Q7000, including a $69 million shipyard payment in December 2018
  - $10 million for intervention systems
- Maintenance Capex - $20 million for vessel and intervention system maintenance, (including dry dock costs)
- Capital Additions for the remainder of 2018 expected to be $100 million

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $23 million (from $502 million at June 30, 2018 to $479 million at December 31, 2018) as a result of scheduled principal payments.

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

Non-GAAP Reconciliations


Navigating the present, focusing on the future

Non-GAAP Reconciliations

HELIX ENERGY SOLUTIONS

($ in millions)	Three Months Ended			Six Months Ended		Twelve Months Ended
	6/30/2018	6/30/2017	3/31/2018	6/30/2018	6/30/2017	12/31/2017
Adjusted EBITDA:						
Net income (loss)	$ 18	$ (6)	$ (3)	$ 15	$ (23)	$ 30
Adjustments:						
Income tax benefit	-	5	-	-	-	(50)
Net interest expense	4	7	4	8	12	19
Loss on extinguishment of long-term debt	-	-	1	1	-	-
Other (income) expense, net	3	(1)	(1)	3	-	1
Depreciation and amortization	28	26	28	56	57	109
Non-cash losses on equity investment	-	-	-	-	-	2
EBITDA	53	31	29	83	46	111
Adjustments:						
Realized losses from FX contracts not designated as hedging instruments	(1)	(1)	-	(2)	(2)	(4)
Other than temporary loss on note receivable	-	-	(1)	(1)	-	-
Adjusted EBITDA	$ 52	$ 30	$ 28	$ 80	$ 44	$ 107
Free cash flow:						
Cash flows from operating activities	$ 47	$ (13)	$ 41	$ 88	$ 15	$ 52
Less: Capital expenditures, net of proceeds from sale of assets	(21)	(37)	(21)	(42)	(84)	(221)
Free cash flow	$ 26	$ (50)	$ 20	$ 46	$ (69)	$ (169)

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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